UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2024

UGI Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-11071 (Commission File Number)	23-2668356 (IRS Employer Identification No.)

500 North Gulph Road, King of Prussia, PA 19406

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 337-1000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2024, the Board of Directors of UGI Corporation (the “Company”) appointed Melanie Ruiz and David Bingenheimer to serve as Directors of the Company, effective November 1, 2024. Committee assignments for Ms. Ruiz and Mr. Bingenheimer will be determined at a future Board meeting. Both Ms. Ruiz and Mr. Bingenheimer will receive an annual retainer of $120,000, pro-rated for the number of months they each serve as a Director of the Company during the 2025 fiscal year. In addition, it is anticipated that Ms. Ruiz and Mr. Bingenheimer will receive an equity grant in January 2025, prorated to include service as a Director during calendar year 2024 and consistent with the Company’s director compensation practices.

Ms. Ruiz serves as Chief Information and Technology Officer for ABM Industries (NYSE: ABM), a position she has held since joining ABM in 2020. ABM is one of the world’s largest providers of integrated facility solutions that includes janitorial, engineering, parking, electrical & lighting, energy solutions, HVAC & mechanical, landscape & turf, and mission critical solutions. Prior to ABM Industries, Ms. Ruiz served as Chief Information Officer, Americas (2017-2020) for Cushman & Wakefield and as Vice President of Technology (2009-2017) for Scientific Games. Ms. Ruiz received a Master of Engineering and a Bachelor of Science from Cornell University and an M.B.A. from Northwestern University’s The Kellogg School of Management.

Mr. Bingenheimer is the Executive Vice President and General Manager, Ecolab Digital, for Ecolab Inc. (NYSE: ECL), a global company that provides water, hygiene and infection prevention solutions and services that protect people and vital resources. Mr. Bingenheimer joined Ecolab in 2022 as Executive Vice President and Chief Information Officer. Previously, Mr. Bingenheimer served as Chief Digital Information Officer (2018–2021) and Vice President – Information Technology (2017–2022) for Honeywell. Prior to Honeywell, Mr. Bingenheimer served as the Chief Information Officer for the flooring segment of Mohawk Industries and held information technology roles of increasing responsibility at several industrial and manufacturing companies. Mr. Bingenheimer received an M.B.A. from Cardinal Stritch University and a Bachelor of Arts from University of Wisconsin – Whitewater.

A copy of the Company’s press release announcing the foregoing is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description
99.1	Press Release of UGI Corporation dated September 30, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

September 30, 2024	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Secretary